                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                    FORM 8-K
                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported)   March 28, 2003
                                                         --------------




                        FIRST COMMUNITY BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                         0-19297                  55-0694814
       -------------             ------------------------     ----------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer of
       Incorporation)                                        Identification No.)


                  P.O. BOX 989, BLUEFIELD, VIRGINIA 24605-0989
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:     (276) 326-9000
                                                            --------------





--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

See press release attached to this report as Exhibit 99.1.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2003

                                     FIRST COMMUNITY BANCSHARES, INC.

                                     BY:  /s/ Robert L. Schumacher
                                        ----------------------------------------
                                     ROBERT L. SCHUMACHER,
                                     CHIEF FINANCIAL OFFICER

                                  EXHIBIT INDEX


Exhibit No.                                                   Page No.

   99.1        Press Release                                      3